UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ---------

               Franklin Templeton Limited Duration Income Trust
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

                One Franklin Parkway, San Mateo, CA 94403-1906 (Address of
             principal executive offices) (Zip code)

       Murray L. Simpson, One Franklin Parkway, San Mateo, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/03
                          -------

Item 1. Reports to Stockholders.

 SEPTEMBER 30, 2003


[GRAPHIC OMITTED]

SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION

                                                                        INCOME



                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                        FRANKLIN Templeton Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.



SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Established in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.



TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.



RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Franklin Templeton Limited Duration
Income Trust ...........................        1

Performance Summary ....................        6

Dividend Reinvestment Plan .............        7

Financial Highlights and
Statement of Investments ...............       10

Financial Statements ...................       16

Notes to Financial Statements ..........       19

Proxy Voting Policies
and Procedures .........................       24



Semiannual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income Trust's first semiannual report covering the period from the Fund's commencement of operations on August 27, 2003, through September 30, 2003.


PERFORMANCE OVERVIEW

Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +1.40% based on net asset value and -0.27% based on market price from the Fund's commencement of operations on August 27, 2003, through September 30, 2003, as shown in the Performance Summary on page 6. The net asset value rose from $14.33 per share on August 27, 2003, to $14.53 at period-end, and the market price decreased from $15.00 to $14.96 over the same period.




THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                           Semiannual Report | 1

[GRAPHIC OMITTED]
Portfolio Breakdown
Based on Total Net Assets as of 9/30/03
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Mortgage- & Other Asset-Backed Securities                42.6%
High Yield Corporate Bonds                               39.4%
Floating Rate Loans                                      16.2%
Short-Term Investments & Other Net Assets                 1.8%


ECONOMIC AND MARKET OVERVIEW

Continuing a downward trend that began in 2000, the 10-year Treasury note's yield fell to 3.11% during June 2003, the lowest level in more than 45 years. The decline in interest rates had a positive impact on the domestic economy as lower interest rates allowed both consumers and businesses to transact at reduced costs. For consumers, historically low mortgage rates enabled many homeowners to refinance their mortgages, as refinancing applications reached their highest levels on record. Additionally, rising home values and refinancings improved many consumers' net worth and allowed them to continue spending. In fact, retail sales grew 7.5% on a year-over-year basis as of September 2003, helping to drive overall economic growth.

With regard to businesses, many companies took advantage of the lower interest rate environment to refinance outstanding debt at more attractive levels, helping their liquidity and setting the stage for improving overall business conditions. Moreover, the boom in productivity experienced since 2001 allowed many companies to achieve greater output per worker, boosting corporate profits.

However, by period-end, yields rose sharply from their June 2003 low, with the 10-year Treasury note ending September 2003 at 3.96%, after reaching an inter-period high of 4.61% in early September. The rise in intermediate- and longer-term interest



2 | Semiannual Report
rates was driven by a combination of increased optimism for a sustained economic recovery, which could put upward pressure on the currently benign inflation level, and the selling of Treasury securities by institutional mortgage investors as they sought to manage the overall durations, or interest rate sensitivity, of their portfolios.


INVESTMENT STRATEGY

We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that rising interest rates might have on the Fund's fixed income portfolio. We invest in a diversified mix of fixed income securities, primarily high yield corpo-rate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries and issuers drives our investment process. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our proprietary analysis of security prepayment assumptions, pricing inefficiencies, and underlying collateral characteristics.

The Fund intends to offer preferred shares of beneficial interest representing approximately 33% of the Fund's total assets. That transaction will give rise to a form of leverage. By using leverage, we would seek to obtain a higher return for holders of common shares than if we did not use leverage.


MANAGER'S DISCUSSION

On September 30, 2003, the Fund had $371.8 million in total net assets. Since the Fund's commencement of operations on August 27, 2003, we have invested in three primary asset categories--high yield corporate bonds, senior floating rate bank loans, and mortgage- and other asset-backed securities.

In the high yield sector, a combination of improving credit fundamentals and declining default rates, a manageable level of new-issue supply, and security valuations that we believe were reasonable compared with longer-term averages led to relatively strong returns. We were able to invest in many high yield issues as the


                                                           Semiannual Report | 3
period began, and the Fund benefited from a subsequent rise in prices. With high yield spread levels over Treasury securities of approximately 6 percentage points at period-end, compared with a 5.9 percentage point 10-year average, and considering recent improvement in credit fundamentals, high yield bonds represented 39.4% of the Fund's total net assets on September 30, 2003.

Within the mortgage- and other asset-backed securities sector, we focused our purchases in areas of the agency mortgage-backed market where we believed prepayment risk was mispriced, which led us to invest primarily in the 5% to 6.5% coupon range, although we considered higher coupon securities when we saw value. We also looked to some higher quality mortgage-related securities, as these securities typically carry a yield premium over their government-guaranteed counterparts. With the recent decline in interest rates following July's difficult performance, the mortgage-backed securities market generally experienced positive total returns since the Fund's late-August launch. Mortgage- and other asset-backed securities represented 42.6% of the Fund's total net assets on September 30, 2003.

In the floating rate loan sector, as of period-end, we had purchased or committed to purchase floating rate loans from 30 different borrowers that met our fundamental investment criteria. In purchasing securities from this sector, we found loans in both the primary (new-issue) and secondary markets. Under normal market conditions, the Fund is expected to have at least 25% of its assets in each asset category. As of September 30, 2003, 16.2% of the Fund's total net assets were invested in floating rate securities. Since the date of this report, proceeds from the Fund's common share offering have been more fully allocated to the floating rate loan sector.






4 | Semiannual Report

Thank you for your participation in Franklin Templeton Limited Duration Income Trust. We welcome any comments or suggestions you might have and look forward to serving your future investment needs.

Sincerely,



[PHOTO OMITTED]
/S/ Christopher J. Molumphy, CFA


[PHOTO OMITTED]
/S/ Richard D'Addario


[PHOTO OMITTED]
/S/ Eric G. Takaha, CFA

[PHOTO OMITTED]
/S/ Roger A. Bayston, CFA

Portfolio Management Team
Franklin Templeton Limited Duration Income Trust




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2003, THE END OF THE REPORTING PERIOD. OUR STRATEGIES AND THE FUND'S PORTFOLIO COMPOSITION WILL CHANGE DEPENDING ON MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 9/30/03

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE INFORMATION
-----------------------------------------------------------------------------------------------------
                                                        CHANGE           9/30/03          8/27/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.20            $14.53           $14.33
  Market Price (AMEX)                                   -$0.04            $14.96           $15.00

PERFORMANCE
-----------------------------------------------------------------------------------------------------
                                                                 COMMENCEMENT OF OPERATIONS (8/27/03)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
   Based on change in net asset value                                                      +1.40%
   Based on change in market price                                                         -0.27%
  Aggregate Total Return 1
   Based on change in net asset value                                                      +1.40%
   Based on change in market price                                                         -0.27%
     Distribution Rate 2                    N/A


ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.



ENDNOTES

1. Total return calculations represent the cumulative or aggregate changes in value of an investment since commencement of operations. Since shares have existed for less than one year, average annual total returns are not provided.
2. As of September 30, 2003, there were no reportable distributions. On October 9, 2003, the Fund announced a dividend of $0.0988 per share, payable November 3, 2003, to shareholders of record on October 20, 2003.


6 | Past performance does not guarantee future results. | Semiannual Report

Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the



                                                           Semiannual Report | 7
net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on the American stock exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants of the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distri-bution equal to the cash Distribution that would have been paid.



8 | Semiannual Report

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.





                                                           Semiannual Report | 9

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS


                                                                 ---------------
                                                                  PERIOD ENDED
                                                                  SEPTEMBER 30,
                                                                     2003 a
                                                                  (UNAUDITED)
                                                                 ---------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................        $14.33
                                                                 ---------------
Income from investment operations:
 Net investment income b ......................................           .04
 Net realized and unrealized gains (losses) ...................           .19
                                                                 ---------------
Total from investment operations ..............................           .23
                                                                 ---------------
Offering costs charged to capital .............................          (.03)
                                                                 ---------------
Net asset value, end of period ................................        $14.53
                                                                 ===============
Market value, end of period c .................................        $14.96
                                                                 ===============

Total return [based on market value per share] d ..............        (.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................      $371,950
Ratios to average net assets:
 Expenses .....................................................          .76% e
 Net investment income ........................................         3.22% e
Portfolio turnover rate .......................................         8.72%


aFor the period August 27, 2003 (commencement of operations) to September 30,
 2003.
bBased on average shares outstanding.
cBased on the last sale on the American Stock Exchange.
dTotal return is not annualized for periods less than one year.
eAnnualized




10 | See notes to financial statements. | Semiannual Report

Franklin Templeton
Limited Duration Income Trust


STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
   BONDS 39.4%
   COMMERCIAL SERVICES & SUPPLIES .8%
    Johnsondiversey Inc., zero cpn. to 5/15/07, 10.67%
     thereafter, 144A, 5/15/13 ..........................................................    $ 4,300,000      $  3,010,000
                                                                                                              --------------
   COMMUNICATIONS 4.2%
    ACC Escrow Corp., senior note, 144A, 10.00%, 8/01/11 ................................      4,000,000         4,320,000
    Nextel Communications Inc., senior note, 9.375%, 11/15/09 ...........................      4,000,000         4,360,000
    Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 ..............................      4,000,000         3,660,000
  a WorldCom Inc., WorldCom Group, senior note,
    6.95%, 8/15/06 ......................................................................      4,000,000         3,145,000
                                                                                                              --------------
                                                                                                                15,485,000
                                                                                                              --------------
   CONSUMER DURABLES .6%
    D.R. Horton Inc., senior note, 8.00%, 2/01/09 .......................................      2,000,000         2,195,000
                                                                                                              --------------
   CONSUMER NON-DURABLES 2.2%
    Altria Group Inc., note, 7.20%, 2/01/07 .............................................      4,000,000         4,292,672
    Revlon Consumer Products, senior secured note, 12.00%, 12/01/05 .....................      4,000,000         4,020,000
                                                                                                              --------------
                                                                                                                 8,312,672
                                                                                                              --------------
   CONSUMER SERVICES 8.7%
    Advanstar Communications, senior secured note, 144A, 10.75%,
     8/15/10 ............................................................................      4,000,000         4,150,000
    Charter Communications Holdings II, senior note, 144A, 10.25%,
     9/15/10 ............................................................................      4,000,000         4,050,000
    DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13 ........................      3,300,000         3,737,250
    HMH Properties Inc., senior note, B, 7.875%, 8/01/08 ................................      4,000,000         4,130,000
    Hollywood Park, senior sub. note, B, 9.25%, 2/15/07 .................................      4,000,000         4,105,000
    Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 ...................      4,000,000         4,430,000
    Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter,
     7/15/11 (Canada) ...................................................................      4,000,000         3,420,000
    Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 .............................      4,000,000         4,445,000
                                                                                                              --------------
                                                                                                                32,467,250
                                                                                                              --------------
   ELECTRONIC TECHNOLOGY 1.1%
    Flextronics International Ltd., senior sub. note, 144A,
     6.50%, 5/15/13 (Singapore) .........................................................      4,000,000         3,990,000
                                                                                                              --------------
   FINANCE 1.1%
    Willis Corroon Corp., senior sub. note, 9.00%, 2/01/09
    (United Kingdom) ....................................................................      4,000,000         4,260,000
                                                                                                              --------------
   HEALTH SERVICES 3.1%
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 (Germany) ..................          4,000         4,170,000
    Healthsouth Corp., senior note, 8.50%, 2/01/08 ......................................      4,000,000         3,540,000
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...............................      4,000,000         3,850,000
                                                                                                              --------------
                                                                                                                11,560,000
                                                                                                              --------------
   INDUSTRIAL SERVICES 1.3%
    Allied Waste North America Inc., senior sub. note, B,
    10.00%, 8/01/09 .....................................................................      4,000,000         4,355,000
    URS Corp., senior note, 11.50%, 9/15/09 .............................................        500,000           537,500
                                                                                                              --------------
                                                                                                                 4,892,500
                                                                                                              --------------



                                                          Semiannual Report | 11

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   NON-ENERGY MINERALS
    Oregon Steel Mills Inc., first mortgage note, 10.00%, 7/15/09 .......................    $   200,000      $    165,000
                                                                                                              --------------
   PROCESS INDUSTRIES 6.1%
    Georgia-Pacific Corp., senior sub. note, A, 144A, 9.375%, 2/01/13 ...................      1,700,000         1,906,125
    Georgia-Pacific Corp., senior sub. note, 9.375%, 2/01/13 ............................      2,300,000         2,578,875
    Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09 ......................      6,000,000         2,400,000
    IMC Global Inc., senior note, 10.875%, 6/01/08 ......................................      4,000,000         4,180,000
    Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ................................      4,000,000         4,080,000
    Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 ......................      4,000,000         3,830,000
    Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ....................................      4,000,000         3,680,000
                                                                                                              --------------
                                                                                                                22,655,000
                                                                                                              --------------
   PRODUCER MANUFACTURING 1.8%
    Case New Holland Inc., senior note, 144A, 9.25%,
    8/01/11 (Netherlands) ...............................................................      4,000,000         4,320,000
    TRW Automotive Inc., senior sub. note, 144A, 11.00%, 2/15/13 ........................      2,000,000         2,340,000
                                                                                                              --------------
                                                                                                                 6,660,000
                                                                                                              --------------
   RETAIL TRADE 1.2%
    Delhaize America Inc., note, 8.125%, 4/15/11 ........................................      4,000,000         4,420,000
                                                                                                              --------------
   TRANSPORTATION 1.7%
    CP Ships Ltd., senior note, 10.375%, 7/15/12 (United Kingdom) .......................      2,600,000         2,977,000
    United Air Lines, pass through certificates, 7.73%, 7/01/10 .........................      4,000,000         3,124,700
                                                                                                              --------------
                                                                                                                 6,101,700
                                                                                                              --------------
   UTILITIES 5.5%
    Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ............................      4,000,000         3,700,000
    CMS Energy Corp., senior note, 9.875%, 10/15/07 .....................................      4,000,000         4,300,000
    Dynegy Holdings Inc., 2nd priority, senior secured note,
    144A, 9.875%, 7/15/10 ...............................................................      2,000,000         2,100,000
    Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 ...................................      2,000,000         1,840,000
    Utilicorp United Inc., senior note, 9.95%, 2/01/11 ..................................      4,000,000         4,040,000
    Williams Cos. Inc., senior note, 8.625%, 6/01/10 ....................................      4,000,000         4,270,000
                                                                                                              --------------
                                                                                                                20,250,000
                                                                                                              --------------
   TOTAL BONDS (COST $144,032,600)                                                                             146,424,122
                                                                                                              --------------
   U.S. GOVERNMENT AGENCIES/MORTGAGES 35.9%
    FHLMC, 5.00%, 9/01/18 ...............................................................      7,970,744         8,171,881
    FHLMC, 4.50%, 10/01/18 ..............................................................      2,000,000         2,018,124
    FHLMC, 8.00%, 1/01/31 ...............................................................      1,627,043         1,751,815
    FHLMC, 8.50%, 7/01/31 ...............................................................     12,000,349        12,960,493
    FHLMC, 6.00%, 1/01/32 ...............................................................      8,179,051         8,453,601
    FHLMC, 6.00%, 2/01/32 ...............................................................      7,745,198         8,005,207
    FHLMC, 6.00%, 8/01/32 ...............................................................        876,055           905,464
    FHLMC, 6.00%, 9/01/32 ...............................................................        252,351           260,823
    FHLMC, 6.00%, 11/01/32 ..............................................................        648,847           670,629


12 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
    FHLMC, 6.00%, 3/01/33 ...............................................................    $    17,569      $     18,158
    FHLMC, 5.00%, 8/01/33 ...............................................................      6,992,220         6,997,683
    FHLMC, 5.50%, 8/01/33 ...............................................................     13,978,752        14,273,935
    FHLMC, 5.00%, 10/01/33 ..............................................................      2,000,000         2,000,000
    FNMA, 5.00%, 10/01/17 ...............................................................      3,999,998         4,097,981
    FNMA, 5.50%, 4/01/18 ................................................................      4,779,751         4,950,216
    FNMA, 8.50%, 8/01/26 ................................................................      1,071,112         1,169,130
    FNMA, 8.00%, 10/01/29 ...............................................................        857,628           935,151
    FNMA, 6.50%, 7/01/32 ................................................................      3,780,860         3,942,327
    FNMA, 6.50%, 8/01/32 ................................................................     16,168,098        16,858,584
    FNMA, 5.50%, 5/01/33 ................................................................      3,916,296         3,998,905
    FNMA, 5.50%, 7/01/33 ................................................................        980,915         1,001,606
    FNMA, 5.50%, 8/01/33 ................................................................      4,993,995         5,099,337
    GNMA, 6.50%, 11/15/32 ...............................................................     10,588,806        11,127,193
    GNMA, 6.00%, 4/15/33 ................................................................      4,683,455         4,870,305
    GNMA, 5.50%, 5/15/33 ................................................................        943,098           967,835
    GNMA, 5.50%, 6/15/33 ................................................................        998,876         1,025,076
    GNMA, 5.50%, 7/15/33 ................................................................      1,967,618         2,019,227
    GNMA, 5.00%, 9/15/33 ................................................................      5,000,000         5,005,521
                                                                                                              --------------
   TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGES (COST $131,642,450)                                                133,556,207
                                                                                                              --------------
   OTHER MORTGAGES/ASSET BACKED SECURITIES 6.7%
    Aegis, Series 2003-2, 5.12%, 11/25/33 ...............................................      4,000,000         4,000,000
    Argent Securities Inc., Series 2003-W5, M4, 10/25/33 ................................      4,000,000         4,000,000
    Morgan Stanley ABS Capital, Series 2003-NC10, 5.20%, 9/26/33 ........................      3,000,000         3,000,000
    Morgan Stanley Dean Witter Capital Trust I,
    Series 2003-NC3, B1, 4.12%, 3/25/33 .................................................      4,508,000         4,397,342
    New Century Home Equity Loan Trust,
    Series 2003-2, M3, 4.82%, 1/25/33 ...................................................      5,000,000         4,742,588
    Option One Mlt, 4.42%, 11/25/33 .....................................................      3,500,000         3,500,000
    Structured Asset Investment,
    Series 2003-BC2, M3, 4.37%, 4/25/33 .................................................      1,471,000         1,425,790
                                                                                                              --------------
   TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $25,141,211)                                             25,065,720
                                                                                                              --------------
 b SENIOR FLOATING RATE INTERESTS 16.2%
   COMMUNICATIONS 1.6%
    AAT Communications Corp., Term Loan A, 5.57-5.76%, 8/13/09 ..........................      1,000,000           992,500
    Alec Holdings Inc., Term Loan B, 6.25%, 8/20/10 .....................................      3,000,000         3,011,250
    Nextel Communications Inc., Term Loan D, 4.188%, 3/31/09 ............................      1,994,975         1,995,166
                                                                                                              --------------
                                                                                                                 5,998,916
                                                                                                              --------------
   CONSUMER DURABLES .8%
    Springs Industries Inc., Term Loan A, 4.438%, 3/05/07 ...............................      2,851,744         2,849,962
                                                                                                              --------------




                                                          Semiannual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------
 b SENIOR FLOATING RATE INTERESTS (CONT.)
   CONSUMER NON-DURABLES 1.8%
    B&G Foods Inc., Term Loan, 4.37%, 9/03/09 ...........................................    $ 1,000,000      $  1,010,417
    Dean Foods (Suiza Foods), Term Loan B, 3.14%, 7/15/08 ...............................      1,700,000         1,717,000
    Meow Mix, First Lien Term Loan, 4.61%, 8/21/09 ......................................      4,000,000         4,013,752
                                                                                                              --------------
                                                                                                                 6,741,169
                                                                                                              --------------
   CONSUMER SERVICES 4.8%
    Canwest Media Inc., Term Loan D, 3.88%, 5/15/09 (Canada) ............................      2,000,000         2,018,750
    Charter Communications Operating LLC, Term Loan B, 3.86%, 3/18/08 ...................      1,994,937         1,894,192
    Dex Media West, Term Loan B, 3.87%, 3/09/10 .........................................      3,950,000         3,990,322
    Extended Stay America Inc., Term Loan A-1, 4.12%, 7/24/07 ...........................      2,500,000         2,495,703
    Insight Midwest Holdings, Term Loan, 3.938%, 12/31/09 ...............................      2,030,000         2,034,917
    MCC Iowa (Broadband), Term Loan B-1, 3.62%, 9/12/10 .................................      2,000,000         2,009,722
    Readers Digest Association Inc., Term Loan B, 4.188 - 4.26%,
    5/20/08 .............................................................................      3,298,109         3,288,979
                                                                                                              --------------
                                                                                                                17,732,585
                                                                                                              --------------
   ELECTRONIC TECHNOLOGY .5%
    AMI Semiconductor Inc., Term Loan, 3.62%, 9/30/08 ...................................      1,700,000         1,718,062
                                                                                                              --------------
   ENERGY MINERALS .5%
    Massey Energy Co., Term Loan, 4.62%, 1/01/07 ........................................      1,995,000         1,997,494
                                                                                                              --------------
   FINANCE 1.6%
    Conseco Inc., Term Loan A, 7.25%, 9/01/09 ...........................................      3,076,923         3,053,846
    Conseco Inc., Term Loan B, 9.50%, 9/01/09 ...........................................        923,077           916,154
    Infinity Property & Casualty Corp., Term Loan, 3.64%, 7/17/10 .......................      1,800,000         1,815,750
                                                                                                              --------------
                                                                                                                 5,785,750
                                                                                                              --------------
   HEALTH SERVICES 1.1%
    Alderwoods Group Inc., Term Loan B, 4.37 - 4.39%, 9/12/08 ...........................      2,000,000         2,025,000
    AMN Healthcare Services Inc., Term Loan B, 6.00%, 10/02/08 ..........................      1,000,000         1,000,000
    Quintiles Transnational Corp., Term Loan B, 7.25%, 9/25/09 ..........................      1,000,000         1,008,750
                                                                                                              --------------
                                                                                                                 4,033,750
                                                                                                              --------------
   HEALTH TECHNOLOGY .3%
    Fisher Scientific International Inc., Incremental Term
    Loan B-1, 3.37 - 3.39%, 3/31/10 .....................................................      1,227,277         1,237,096
                                                                                                              --------------
   NON-ENERGY MINERALS .5%
    International Steel Group, Term Loan B, 5.12%, 5/05/07 ..............................      1,995,000         1,989,390
                                                                                                              --------------




14 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2003 (UNAUDITED) (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------

 b SENIOR FLOATING RATE INTERESTS (CONT.)
   PRODUCER MANUFACTURING 1.2%
    Day International Group Inc., Term Loan B, 5.62%, 9/10/09 ...........................    $ 1,000,000      $  1,002,500
    Metaldyne Corp., Term Loan D, 5.40 - 5.41%, 12/31/09 ................................      1,000,000           981,875
    Rayovac Corp., Term Loan B, 4.87 - 4.88%, 10/01/09 ..................................      1,000,000         1,003,958
    Trimas Corp., Term Loan B, 4.375 - 4.50%, 12/06/09 ..................................      1,317,843         1,319,298
                                                                                                              --------------
                                                                                                                 4,307,631
                                                                                                              --------------
   TRANSPORTATION .5%
    Laidlaw International Inc., Term Loan B, 7.00%, 6/17/09 .............................      2,000,000         2,014,688
                                                                                                              --------------
   UTILITIES 1.0%
    AES Corp., Term Loan B, 5.13 - 5.32%, 4/30/08 .......................................      2,000,000         2,003,594
    Calpine Corp., Second Lien Term Loan, 6.86%, 7/15/07 ................................      2,000,000         1,892,222
                                                                                                              --------------
                                                                                                                 3,895,816
                                                                                                              --------------
   TOTAL SENIOR FLOATING RATE INTERESTS (COST $60,141,043) ..............................                       60,302,309
                                                                                                              --------------
   TOTAL LONG TERM INVESTMENTS (COST $360,957,304) ......................................                      365,348,358
                                                                                                              --------------


                                                                                            -------------
                                                                                               SHARES
                                                                                            -------------

   SHORT TERM INVESTMENT (COST $43,923,374) 11.8%
 c  Franklin Institutional Fiduciary Trust Money Market Portfolio .......................     43,923,374        43,923,374
                                                                                                              --------------
   TOTAL INVESTMENTS (COST $404,880,678) 110.0% .........................................                      409,271,732
   OTHER ASSETS, LESS LIABILITIES (10.0)% ...............................................                      (37,321,775)
                                                                                                              --------------
   NET ASSETS 100.0% ....................................................................                     $371,949,957
                                                                                                              ==============




aThe fund discontinues accruing income on defaulted securities. See Note 7. bSee Note 1(c) regarding senior floating rate interests.
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.


                     Semiannual Report | See notes to financial statements. | 15

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 2003 (unaudited)

Assets:
 Investments in securities:
  Cost .................................................................................................      $404,880,678
                                                                                                              ==============
  Value ................................................................................................       409,271,732
 Cash ..................................................................................................            72,876
 Receivables:
  Investment securities sold ...........................................................................         8,185,446
  Interest .............................................................................................         3,544,887
                                                                                                              --------------
      Total assets .....................................................................................       421,074,941
                                                                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased ......................................................................        48,243,826
  Affiliates ...........................................................................................           184,009
 Other liabilities .....................................................................................           697,149
                                                                                                              --------------
      Total liabilities ................................................................................        49,124,984
                                                                                                              --------------
       Net assets, at value ............................................................................      $371,949,957
                                                                                                              --------------
Net assets consist of:
 Undistributed net investment income ...................................................................      $  1,071,258
 Net unrealized appreciation (depreciation) ............................................................         4,391,054
 Accumulated net realized gain (loss) ..................................................................           435,645
 Capital shares ........................................................................................       366,052,000
                                                                                                              --------------
       Net assets, at value ............................................................................      $371,949,957
                                                                                                              ==============
Net asset value per share ($371,949,957 (DIVIDE) 25,606,981 shares outstanding) ........................            $14.53
                                                                                                              ==============




16 | See notes to financial statements. | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the period ended September 30, 2003 a (unaudited)


Investment income:
 Dividends ................................................................................................     $   46,709
 Interest .................................................................................................      1,278,744
                                                                                                                ------------
      Total investment income .............................................................................      1,325,453
                                                                                                                ------------
Expenses:
 Management fees (Note 3) .................................................................................        144,605
 Administrative fees (Note 3) .............................................................................         66,398
 Other ....................................................................................................         43,192
                                                                                                                ------------
      Total expenses ......................................................................................        254,195
                                                                                                                ------------
       Net investment income ..............................................................................      1,071,258
                                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................................................................        435,645
 Net unrealized appreciation (depreciation) on investments ................................................      4,391,054
                                                                                                                ------------
Net realized and unrealized gain (loss) ...................................................................      4,826,699
                                                                                                                ------------
Net increase (decrease) in net assets resulting from operations ...........................................     $5,897,957
                                                                                                                ============



aFor the period August 27, 2003 (commencement of operations) to September 30, 2003.




                     Semiannual Report | See notes to financial statements. | 17

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CHANGES IN NET ASSETS
for the period ended September 30, 2003 a (unaudited)


                                                                                                                  2003
                                                                                                             ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................................................     $  1,071,258
  Net realized gain (loss) from investments ............................................................          435,645
  Net unrealized appreciation (depreciation) on investments ............................................        4,391,054
                                                                                                             ---------------
       Net increase (decrease) in net assets resulting from operations .................................        5,897,957
 Capital share transactions:
  Net proceeds from sale of common stock (Note 2) ......................................................      366,720,000
  Common stock offering costs (Note 1h) ................................................................         (768,000)
                                                                                                             ---------------
 Total capital share transactions ......................................................................      365,952,000
       Net increase (decrease) in net assets............................................................      371,849,957
Net assets:
 Beginning of period b .................................................................................          100,000
                                                                                                             ---------------
 End of period .........................................................................................     $371,949,957
                                                                                                             ===============
Undistributed net investment income included in net assets:
 End of period .........................................................................................     $  1,071,258
                                                                                                             ===============



aFor the period August 27, 2003 (commencement of operations) to September 30,
 2003.
bOn August 19, 2003, the Fund was seeded by Franklin Advisers Inc. with aggregate proceeds of $100,000.

18 | See notes to financial statements. | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Fund invests in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The Fund values its securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

B. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to be announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).


                                                          Semiannual Report | 19

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its tax-able income.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. OFFERING COSTS

Offering costs are charged to paid-in-capital upon the sale of Fund shares.



20 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

On August 27, 2003, the Fund completed its initial public offering. On September 25, 2003, the Fund issued additional shares in connection with the exercise of the underwriters' over-allotment allocation option. Shares were issued at $15.00 per share before the underwriters discount of $0.675 per share. The Fund's manager agreed in advance to assume as its own expense all offering and organizational expenses in excess of $0.03 per share, excluding the underwriter discount.

Transactions in the Fund's shares were as follows:

                                    ------------------------------------------------------------------------------
                                                                            UNDERWRITERS           PROCEEDS TO
                                         SHARES             AMOUNT             DISCOUNT              THE FUND
                                    ------------------------------------------------------------------------------
Initial Public Offering ..........    24,600,000         $369,000,000        $16,605,000           $352,395,000
Over-Allotment
Allocation .......................     1,000,000           15,000,000            675,000             14,325,000
                                    ------------------------------------------------------------------------------
      Total ......................    25,600,000         $384,000,000        $17,280,000           $366,720,000
                                    ==============================================================================

At September 30, 2003, there were 28,290,900 shares authorized (no par value).


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------
  ENTITY                                                 AFFILIATION
--------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                      Investment manager
  Franklin Templeton Services LLC (FT Services)          Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of .50% and .20%, respectively, per year of the average daily net assets, plus the liquidation value of the preferred shares.


4. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, paydown losses, and bond discounts and premiums.


                                                          Semiannual Report | 21

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4. INCOME TAXES (CONTINUED)

At September 30, 2003, net unrealized appreciation (depreciation) based on the cost of investment for income tax purposes of $404,921,851 was as follows:

Unrealized appreciation ..................................    $5,131,416
Unrealized depreciation ..................................      (781,535)
                                                              ------------
Net unrealized appreciation (depreciation)................    $4,349,881
                                                              ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2003 aggregated $373,256,348 and $12,597,173, respectively.


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $46,709 of dividend income from investment in the Sweep Money Fund for the period ended September 30, 2003.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 47.3% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or securities for which income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At September 30, 2003, the value of these securities was $3,145,000 representing .85% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.










22 | Semiannual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8. SUBSEQUENT EVENTS

On October 14, 2003, the Fund issued 960,000 shares in connection with the final exercise of the underwriters' over-allotment allocation option. Shares were issued at $15.00 per share, resulting in a $14,400,000 prior to the deduction of $648,000 for the underwriter discount. Total proceeds received by the Fund were $13,752,000.

On October 20, 2003, the Board of Trustees indicated its intention to authorize the issuance of preferred shares of beneficial interest representing approximately 33%, but not more than 38%, of the Fund's total net assets. The preferred shares will have voting rights and rank senior to the Fund's common shares.

Upon the issuance of the preferred shares, the Fund will be required to maintain on a weekly basis a specified discounted value for its portfolio in compliance with guidelines established by Moody's Investor Services Inc. and Fitch Ratings, and is required to maintain asset coverage for the preferred shares of at least 200%.

Offering costs incurred in connection with the preferred shares are estimated to be 1.2% of the offering amount and will be charged to paid-in-capital upon the issuance of the preferred shares.


                                                          Semiannual Report | 23

Franklin Templeton
Limited Duration Income Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.



24 | Semiannual Report

Literature Request



For a brochure and prospectus, which contains more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 3
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund Franklin Technology Fund Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 7
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate
  U.S. Government Securities Fund5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund

Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5, 6

STATE-SPECIFIC TAX-FREE INCOME8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

VARIABLE INSURANCE PRODUCTS FUNDS
Franklin Templeton Variable Insurance
  Products Trust 11



1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. Effective June 30, 2003, the fund reopened to all new investors.

4. Upon reaching approximately $350 million in assets, the fund will close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/03                                          Not part of the semiannual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906



SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST



INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FTF S2003 11/03


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 10(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert if Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A
Item 5. Audit Committee of Listed Registrants.  N/A
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 9. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 10. Exhibits.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

(B(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Kimberley H. Monasterio, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    November 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    November 28, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    November 28, 2003